UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 22, 2012

LODGENET INTERACTIVE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code  (605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition.

On February 22, 2012, LodgeNet Interactive Corporation (“LodgeNet”) issued a press release regarding its financial results for the fourth quarter and full year of 2011 and certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto.

LodgeNet will host a conference call on Wednesday, February 22, 2012 at 5:00 P.M. Eastern Time. A live webcast of the teleconference will also be available and can be accessed on LodgeNet’s website at www.lodgenet.com.  The webcast will be archived on LodgeNet’s website for one month.  Additionally, LodgeNet has posted slides at its website under the For Investors, Company Presentations section, which will be referenced during the conference call.  These slides are furnished as Exhibit 99.2 hereto.

The press release and the slides include information regarding operating income which include adjustments to amounts calculated under generally accepted accounting principles, and net debt, which shows LodgeNet’s total outstanding debt less its cash. These measures are not in accordance with, or an alternative for, GAAP, and may be different from similar measures used by other companies. The operating income and cash flow information presented in the slides are provided as a complement to results provided in accordance with GAAP and are provided to give investors a more complete understanding of the underlying operational results and trends in LodgeNet’s performance. Management believes this information is useful in analyzing historical results because it allows investors and management to measure LodgeNet’s ability to satisfy cash needs, including one-time charges such as restructuring, reorganization or integration, interest payments on our debt, taxes and capital expenditures.  In addition, management believes that the net debt information provides an indication of LodgeNet’s ability to remain in compliance with financial covenants.  A reconciliation of this information to the most directly comparable financial measure presented in accordance with GAAP is provided in the slides.

The information in this Item 2.02 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01.                                          Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release (furnished)

99.2	PowerPoint Slides (furnished)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2012	By	/s/ James G. Naro
James G. Naro
	Its	Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer